                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2003
                                                  -------------


                            HOMEGOLD FINANCIAL, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                 South Carolina
                                 --------------
                 (State or other jurisdiction of Incorporation)

000-8909                                                              57-0513287
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


2340 Broad River Road, Suite B, Columbia, South Carolina                   29210
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (803) 365-2500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

On March 31, 2003, HomeGold Financial, Inc. ("HGFN") and one of its subsidiaries, HomeGold, Inc. ("HGI") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of South Carolina (the "Bankruptcy Court"). HGFN's and HGI's bankruptcy cases are being jointly administered under Case No. 03-03864-B. Pursuant to the procedure prescribed in Staff Legal Bulletin No. 2, on April 14, 2003, HGFN sought a no-action position from Staff of the Commission that would permit HGFN to file, under cover of a Current Report on Form 8-K, its periodic financial reports filed with the Bankruptcy Court, in lieu of its annual and quarterly reports under the Securities Exchange Act of 1934. The Staff has not yet responded to the request. Nonetheless, in conformity with its request and the provisions of Staff Legal Bulletin No. 2, HGFN files its financial report for the period ended May 31, 2003 and HGI files its financial report for the period ended May 31, 2003, filed with the Bankruptcy Court on June 30, 2003 (the "Reports"), as Exhibits 99.1 and 99.2 hereto, respectively, which Reports are incorporated herein by reference.

THE REPORTS CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT IS ONLY REPRESENTATIVE OF THE FILING COMPANIES AS LISTED ABOVE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.


     99.1 Monthly Operating Report of HomeGold Financial, Inc. for the Calendar Month May 1, 2003 to May 31, 2003 filed with the U.S. Bankruptcy Court for the District of South Carolina on June 30, 2003.

     99.2 Monthly Operating Report of HomeGold, Inc. for the Calendar Month May 1, 2003 to May 31, 2003 filed with the U.S. Bankruptcy Court for the District of South Carolina on June 30, 2003.


                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOMEGOLD FINANCIAL, INC.

Date: July 15, 2003                     By: /s/ Karen A. Miller
      -------------                         -------------------
                                        Karen A. Miller
                                        Executive Vice President,
                                        Chief Financial Officer & Treasurer

                                    EXHIBITS
                                    --------

99.1 Monthly Operating Report of HomeGold Financial, Inc. for the Calendar Month May 1, 2003 to May 31, 2003 filed with the U.S. Bankruptcy Court for the District of South Carolina on June 30, 2003.


99.2 Monthly Operating Report of HomeGold, Inc. for the Calendar Month May 1, 2003 to May 31, 2003 filed with the U.S. Bankruptcy Court for the District of South Carolina on June 30, 2003.

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA

In Re:  Homegold Financial, Inc. )                                    Chapter 11
                                 )
                                 )                       Case Number 03-03865-WB
                        Debtor(s))                                   -----------
----------------------------------

                            MONTHLY OPERATING REPORT
                        Calendar Month 5/1/03 to 5/31/03
                                       ------    -------

                        FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNTING BASIS: Cash  X   Accrual
                            ---          ---

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.
      Shane Smith, VP - Finance   803-365-2500
      ----------------------------------------
      2340 Broad River Road, Columbia, S.C.
      ----------------------------------------

3.   NUMBER OF EMPLOYEES paid during this period: 0
                                                 ---

4.   Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last
     reporting period? Yes      No  X . If yes, explain below:
                           ---     ---

--------------------------------------------------------------------------------

5.   Are all BUSINESS LICENSES current? Yes  X  No     Not Applicable
                                            ---    ---                ---

6.   PRE-PETITION ACCOUNTS RECEIVABLE:

     Beginning Balance      $13,126,291
                            -----------
     Collected this Period            0
                            -----------
     Ending Balance          13,126,291
                            -----------

7.   POST-PETITION ACCOUNTS RECEIVABLE:

     0-30 Days: $       0   31-60 Days:  $           Over 60Days: $
                 --------                 --------                 --------

If there are any post-petition Accounts Receivable over 30 days, provide Schedule AR giving a listing of such accounts and explain the delinquencies.

8.   POST-PETITION ACCOUNTS PAYABLE:

     0-30 Days: $       0   31-60 Days:  $           Over 60Days: $
                 --------                 --------                 --------

If there are any POST-PETITION Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes __n/a No ______. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of BOTH FEDERAL AND STATE TAXES.

10.  ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits and
payment of payroll and sales taxes? Yes     No  X . If no, explain: N/A
                                        ---    ---

11.  Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
all current? Yes  X   No     Explain:
                 ---     ---         ------------------------------------------

12.  INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

     Auto & Truck 12/31/03  Liability 12/31/03
                  --------            --------
     Fire  12/31/03  Workers Comp. 12/31/03
           --------                --------

13.  ACTIONS OF DEBTOR. During the last month, did the debtor:

     (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
     Yes     No  X  Explain:
         ---    ---          --------------------------------------------------

     (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going- concern value of the assets of the debtor?
     Yes     No  X  Explain:
         ---    ---          --------------------------------------------------

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
Yes     No  X  Explain:
    ---    ---          -------------------------------------------------------

15. PAYMENTS TO SECURED CREDITORS during reporting period: (Attach additional sheets, if necessary.)

            |    FREQUENCY OF    | AMOUNT  |   NEXT    |     POST-PETITION
            |    PAYMENTS PER    | OF EACH |  PAYMENT  |   PAYMENTS NOT MADE
  CREDITOR  | CONTRACT (MO.,QTR) | PAYMENT |    DUE    |    NUMBER & AMOUNT
  --------  | ------------------ | ------- |    ---    |    ---------------
        N/A |                    |         |           |
            |                    |         |           |
------------ -------------------- --------- ----------- ------------------------

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
(Attach additional sheets, if necessary.)

     PROFESSIONAL                    SERVICE                    AMOUNT
     ---------------------- -------------------------- -------------------------
                           |                          |
              None         |                          |
     ---------------------- -------------------------- -------------------------

17.  QUARTERLY U.S. TRUSTEE FEES paid during reporting period:     $250 *  .
                                                              -------------

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.


                                                 HomeGold Financial, Inc.
Dated: 6/30/03                                   DEBTOR-IN-POSSESSION
       -------

Name/ Title: Karen A. Miller, CFO                By: /s/ Karen A. Miller
             --------------------                   ------------------------
Address: 2340 Broad River Rd, Ste. B
         ---------------------------
Columbia, SC 29210
------------------
___________________________________

Phone: 803-365-2500
       ------------


                    ALL MONTHLY REPORTS MUST BE FILED AT THE
              BANKRUPTCY COURT (P.O. BOX 1448, COLUMBIA, SC 29202)



* The Quarterly U.S. Trustee Fee was paid by HomeGold, Inc. on behalf of its parent company HomeGold Financial, Inc.

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA

In Re:  Homegold Financial, Inc. )                                    Chapter 11
                                 )
                                 )                       Case Number 03-03865-WB
                        Debtor(s))                                   -----------
----------------------------------

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT

                          (BUSINESS DEBTOR, CASH BASIS)
                        CALENDAR MONTH 5/1/03 TO 5/31/03
                                       ------    -------
                (All figures refer to post-petition transactions)

                                                      THIS MONTH        YEAR TO DATE

   (A) TOTAL SALES/INCOME                        A)       N/A                N/A
                                                     ------------      --------------
       Cost of Sales
       Beginning Inventory                           ____________      ______________
       Purchase of Inventory                         ____________      ______________
       Less Ending Inventory                         ____________      ______________
       Direct Labor (Gross Salaries)                 ____________      ______________
       Purchased Services                            ____________      ______________

   (B) TOTAL COST OF SALES  (B)                           N/A                N/A
                                                     ------------      --------------
   (C) GROSS PROFIT  (C = A - B)                          N/A                N/A
                                                     ------------      --------------

   OPERATING EXPENSES
   Officer Salaries (Gross)                          ____________      ______________
   Other Employee Salaries (Gross)                   ____________      ______________
   Taxes (Payroll: Employer's Share)                 ____________      ______________
   Employee Benefits (Insurance, Pension
       Plan, etc. Employer's Share                   ____________      ______________
   Advertising                                       ____________      ______________
   Bad Debts                                         ____________      ______________
   Depreciation and Amortization                     ____________      ______________
   Entertainment                                     ____________      ______________
   Insurance (Real Estate)                           ____________      ______________
   Insurance(Other)                                  ____________      ______________
   Interest (Mortgage, Loans, etc.)                  ____________      ______________
   Leases (other than rent)                          ____________      ______________
   Outside Services & Contractors                    ____________      ______________
   Professional Fees (Attorney, Accountant)          ____________      ______________
   Rent and leases                                   ____________      ______________
   Repairs & Maintenance                             ____________      ______________
   Supplies                                          ____________      ______________


                                                      THIS MONTH        YEAR TO DATE
   Taxes (Real Properties)                           ____________      ______________
   Taxes(Other)                                      ____________      ______________
   Telephone                                         ____________      ______________
   Travel                                            ____________      ______________
   Utilities                                         ____________      ______________
   U.S. Trustee Quarterly Fee

   OTHER OPERATING EXPENSES                          ____________      ______________
   __________________________                        ____________      ______________
   __________________________                        ____________      ______________

   (D) TOTAL OPERATING EXPENSES (D)                       N/A                N/A
                                                     ------------      --------------
   (E) PROFIT/LOSS FROM OPERATIONS (E=C-D)                N/A                N/A
                                                     ------------      --------------
   OTHER INCOME (EXPENSES)                           ____________      ______________

   Interest Income                                   ____________      ______________
   Interest Exp                                      ____________      ______________
   __________________________                        ____________      ______________
   __________________________                        ____________      ______________
   __________________________                        ____________      ______________
   __________________________                        ____________      ______________

   EXTRAORDINARY ITEMS- In (Out)
   __________________________                        ____________      ______________
   __________________________                        ____________      ______________
   __________________________                        ____________      ______________
   __________________________                        ____________      ______________

   (F) TOTAL OTHER INCOME/EXPENSE &
       EXTRAORDINARY ITEMS    (F)                    ____________      ______________

   (G) INCOME BEFORE TAXES (G = E+F)                 ____________      ______________

   (H) INCOME TAX EXPENSE     (H)                    ____________      ______________

   (I) NET INCOME (LOSS)  (I = G - H)                     N/A                N/A
                                                     ------------      --------------

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA


In Re:  HomeGold Financial, Inc.       )
                                       )     Chapter 11
                                       )     Case Number:03-03865-WB
                                       )                 -----------
                           Debtor(s)   )
---------------------------------------

                        CASH DISBURSEMENTS SUMMARY REPORT
                       Calendar Month Ending May 31, 2003

Total Disbursements from Operating Account   (See Note 1)         N/A
                                                         ---------------------
Total Disbursements from Payroll Account     (See Note 2)         N/A
                                                         ---------------------
Total Disbursements from Tax Escrow Account  (See Note 3)         N/A
                                                         ---------------------
Total Disbursements from any other Account   (See Note 4)         N/A
                                                         ---------------------

Grand Total Disbursements from all Accounts                       N/A
                                                         ---------------------
NOTE 1 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

NOTE 3 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 -- Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)


                                           Department of the Treasury-Internal Revenue Service
FORM 6123
(Rev. 06-97)                                  VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-------------- -------------------------------------------------------------------------------------------------------------------
                                                 Do not attach this Notice to your Return
-------------- -------------------------------------------------------------------------------------------------------------------
                District Director, Internal revenue Service
                Attn: Chief, Special Procedures Function
-------------- -------------------------------------------------------------------------------------------------------------------
                Name of Taxpayer         N/A

    FROM:      -------------------------------------------------------------------------------------------------------------------
                Taxpayer Address

-------------- -------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court
(complete sections 1 and/or 2 as appropriate):
-------------------------- -------------------------------------------------------------------------------------------------------
       SECTION 1                                    FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION

  Taxes Reported on             for the payroll period from __________ to ___________
  Form 941, Employer's
  Quarterly Federal                     Payroll date              _____________
  Tax Return
                            Gross wages paid to employees                      $ ___________

                            Income tax withheld                                $ ___________

                            Social Security (EMPLOYER'S PLUS EMPLOYEE'S
                            SHARE OF SOCIAL SECURITY TAX)                      $ ___________

                            Tax Deposited                                      $ ___________

                            Date Deposited                        _____________
-------------------------- -------------------------------------------------------------------------------------------------------

       SECTION 2                  Form 940 Federal Tax Deposit (FTD) Information

  Taxes Reported on               for the payroll period from __________ to ___________
  Form 940,Employer's
  Annual Federal            Gross wages paid to employees                      $ ___________
  Unemployment Tax
  Return                    Tax Deposited                                      $ ___________

                            Date Deposited                        _____________
-------------------------- -------------------------------------------------------------------------------------------------------
                                                         CERTIFICATION
                           (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's
Tax Guide (Publication 15)
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT METHOD                          / /   Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)                             / /   Electronic Federal Tax Payment System (EFTPS) Deposit
----------------------------------------------------------------------------------------------------------------------------------
  Amount (Form 941 Taxes)       Date of Deposit      EFTPS acknowledgment number or Form 8109 FTD received by:

-------------------------- ------------------------ ------------------------------------------------------------------------------
  Amount (Form 940 Taxes)       Date of Deposit      EFTPS acknowledgment number or Form 8109 FTD received by:

-------------------------- ------------------------ ------------------------------------------------------------------------------
  Depositor's Employer                               Name and Address of Bank
  Identification Number:
--------------------------------------------------- ------------------------------------------------------------------------------
  Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
----------------------------------------------------------------------------------------------------------------------------------
  Signed:                                                                          Date:

----------------------------------------------------------------------------------------------------------------------------------
  Name and Title
  (PRINT OR TYPE)
----------------------------------------------------------------------------------------------------------------------------------
                                                  Cat. #43099Z Form 6123 (rev. 06-97)

                               ACCOUNTS RECEIVABLE
                               AS OF May 31, 2003
                                     ------------


               TOTAL           DATE            PAST DUE            PAST DUE
CREDITOR        DUE          INCURRED        (31-60 DAYS)       (OVER 60 DAYS)

N/A


















TOTALS THIS
PAGE           $0.00                  $0.00                    $0.00
               ---------------        ---------------          ---------------

TOTALS ALL
PAGES          $0.00                  $0.00                    $0.00
               ---------------        ---------------          ---------------

                               ACCOUNTS RECEIVABLE
                               AS OF May 31, 2003
                                     ------------


               TOTAL           DATE            PAST DUE            PAST DUE
CREDITOR        DUE          INCURRED        (31-60 DAYS)       (OVER 60 DAYS)

N/A


















TOTALS THIS
PAGE           $0.00                  $0.00                    $0.00
               ---------------        ---------------          ---------------

TOTALS ALL
PAGES          $0.00                  $0.00                    $0.00
               ---------------        ---------------          ---------------

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA


In Re:  Homegold, Inc.             )                    Chapter 11
                                   )                    Case Number 03-03864-WB
                                   )                                -----------
                          Debtor(s))
------------------------------------

                            MONTHLY OPERATING REPORT
                        CALENDAR MONTH 5/01/03 TO 5/31/03
                                       -------    -------

                        FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNTING BASIS: Cash  X   Accrual
                            ---          ---

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.
      Shane Smith, VP - Finance   803-365-2500
      ----------------------------------------
      2340 Broad River Road, Columbia, S.C.
      ----------------------------------------

3.   NUMBER OF EMPLOYEES paid during this period: 0
                                                 ---

4.   Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last
     reporting period? Yes      No  X . If yes, explain below:
                           ---     ---

--------------------------------------------------------------------------------

5.   Are all BUSINESS LICENSES current? Yes  X  No     Not Applicable
                                            ---    ---                ---

6.   PRE-PETITION ACCOUNTS RECEIVABLE:

     Beginning Balance       $9,692,619
                            -----------
     Collected this Period       10,741
                            -----------
     Ending Balance          $9,681,878
                            -----------

7.   POST-PETITION ACCOUNTS RECEIVABLE:

     0-30 Days: $ 169,895   31-60 Days:  $ 68,578*   Over 60Days: $    0
                 --------                 --------                 --------

*Amount represents receivable due from EMMCO, LLC, not previously categorized as a post-petition trade receivable.


If there are any POST-PETITION Accounts Receivable over 30 days, provide Schedule AR giving a listing of such accounts and explain the delinquencies.

8.   POST-PETITION ACCOUNTS PAYABLE:

     0-30 Days: $ 469,967   31-60 Days:  $ 1,924**   Over 60Days: $ 2,213*
                 --------                 --------                 --------

* Pre-petition accounts payable approved by court to pay post-petition - to be paid in June 2003.

** Payables due prior to April 30, 2003 not previously recorded - to be paid in June 2003.

If there are any POST-PETITION Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes _____ No ______. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of BOTH FEDERAL AND STATE TAXES.

10.  ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits and
payment of payroll and sales taxes? Yes     No  X .
                                        ---    ---
If no, explain: CONTACT WITH 3RD PARTY VENDOR FOR PAYROLL SERVICES. PROVIDER MAKES DEPOSIT ON BEHALF.

11.  Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
all current? Yes  X   No     Explain:
                 ---     ---         ------------------------------------------

12.  INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

     Auto & Truck 12/31/03  Liability 12/31/03
                  --------            --------
     Fire  12/31/03  Workers Comp. 12/31/03
           --------                --------

13.  ACTIONS OF DEBTOR. During the last month, did the debtor:

     (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
     Yes     No  X  Explain:
         ---    ---          --------------------------------------------------

     (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going- concern value of the assets of the debtor?
     Yes     No  X  Explain:
         ---    ---          --------------------------------------------------

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
Yes     No  X  Explain:
    ---    ---          -------------------------------------------------------

15.  PAYMENTS TO SECURED CREDITORS during reporting period:
     (Attach additional sheets, if necessary.)

            |    FREQUENCY OF    | AMOUNT  |   NEXT    |     POST-PETITION
            |    PAYMENTS PER    | OF EACH |  PAYMENT  |   PAYMENTS NOT MADE
  CREDITOR  | CONTRACT (MO.,QTR) | PAYMENT |    DUE    |    NUMBER & AMOUNT
  --------  | ------------------ | ------- |    ---    |    ---------------
        N/A |                    |         |           |
            |                    |         |           |
------------ -------------------- --------- ----------- ------------------------

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
(Attach additional sheets, if necessary.)

     PROFESSIONAL                    SERVICE                    AMOUNT
     ---------------------- -------------------------- -------------------------
                           |                          |
              None         |                          |
     ---------------------- -------------------------- -------------------------

17.  QUARTERLY U.S. TRUSTEE FEES paid during reporting period:     $0      .
                                                              -------------

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.


                                                 HomeGold Financial, Inc.
Dated: 6/30/03                                   DEBTOR-IN-POSSESSION
       -------

Name/ Title: Karen A. Miller, CFO                By: /s/ Karen A. Miller
             --------------------                   ------------------------
Address: 2340 Broad River Rd, Ste. B
         ---------------------------
Columbia, SC 29210
------------------
___________________________________

Phone: 803-365-2500
       ------------


                    ALL MONTHLY REPORTS MUST BE FILED AT THE
              BANKRUPTCY COURT (P.O. BOX 1448, COLUMBIA, SC 29202)

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA

In Re:  HomeGold, Inc.              )               Chapter 11
                                    )
                                    )               Case Number 03-03864-WB
                           Debtor(s))                           -----------
-------------------------------------

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT

                             (BUSINESS DEBTOR, CASH)
                        CALENDAR MONTH 4/30/03 TO 5/31/03
                                       -------    -------
                (All figures refer to post-petition transactions)


                                                      THIS MONTH        YEAR TO DATE
   (A) TOTAL SALES/INCOME                       (A)    568,600            1,169,712
                                                       ---------          ---------
       Proceeds from Loan Payments,
         Payoffs, and Fees                             364,219            910,084
                                                       ---------          ---------
       Management Fees                                 104,309            104,309
                                                       ---------          ---------
       Servicing Fees                                  55,120             110,367
                                                       ---------          ---------
       Miscellaneous Income                            44,952             44,952
                                                       ---------          ---------

   (B) TOTAL COST OF SALES  (B)                        0                  0
                                                       ---------          ---------

   (C) GROSS PROFIT    (C = A - B)                     568,600            1,169,712
                                                       ---------          ---------

   OPERATING EXPENSES
   Salaries (Gross)                                    334,118            948,698
                                                       ---------          ---------
   Taxes (Payroll: Employer's Share)                   23,825             72,181
                                                       ---------          ---------
   Employee Benefits (Insurance, Pension
       Plan, etc. Employer's Share)                    105,532            310,419
                                                       ---------          ---------
   Advertising                                         12,149             26,136
                                                       ---------          ---------
   Costs on REO and Foreclosed Properties              153,108            224,816
                                                       ---------          ---------
   Loan Origination Costs                              12,616             16,781
                                                       ---------          ---------
   Insurance(Other)                                    0                  570,850
                                                       ---------          ---------
   Leases (other than rent)                            0                  0
                                                       ---------          ---------
   Outside Services & Contractors                      82,340             156,239
                                                       ---------          ---------
   Professional Fees (Attorney, Accountant)            0                  0
                                                       ---------          ---------
   Rent and leases                                     70,650             204,706
                                                       ---------          ---------
   Supplies & Postage                                  11,094             15,853
                                                       ---------          ---------


                                                      THIS MONTH        YEAR TO DATE
   Taxes & Licenses (Other)                           6,972              7,947
                                                      -----------        -----------
   Telephone                                          16,720             27,729
                                                      -----------        -----------
   Travel                                             16                 1,306
                                                      -----------        -----------
   Utilities                                          10,333             22,596
                                                      -----------        -----------
   Repairs & Maintenance                              884                9,341
                                                      -----------        -----------
   U.S. Trustee Quarterly Fee (HGFN Included)         0                  500
                                                      -----------        -----------

   Other Operating Expenses
   Dues & Subscriptions                               0                  0
                                                      -----------        -----------
   Employee Recruiting Costs                          0                  0
                                                      -----------        -----------
   Miscellaneous                                      0                  0
                                                      -----------        -----------
   Relocation Costs                                   0                  0
                                                      -----------        -----------

   (D) TOTAL OPERATING EXPENSES  (D)                  840,357            2,616,097
                                                      -----------        -----------

   (E) PROFIT/LOSS FROM OPERATIONS  (E=C-D)           (271,757)          (1,446,385)
                                                      -----------        -----------

   OTHER INCOME (EXPENSES)
   Interest Income                                    0                  0
                                                      -----------        -----------
   Interest Expense                                   0                  0
                                                      -----------        -----------

   (F) TOTAL OTHER INCOME/EXPENSE (F)                 0                  0
                                                      -----------        -----------

   (G) INCOME BEFORE TAXES  (G = E+F)                 (271,757)          (1,446,385)
                                                      -----------        -----------

   (H) INCOME TAX EXPENSE      (H)                    0                  0
                                                      -----------        -----------

   (I) NET INCOME (LOSS)   (I = G - H)                (271,757)          (1,446,385)
                                                      -----------        -----------

   EXTRAORDINARY ITEMS
   Refund of Security Deposits                        0                  1,629,704
                                                      -----------        -----------
   Proceeds from HGFN Principal Loan Payments         0                  586,670
                                                      -----------        -----------
   Servicing Remittances                              0                  (80,573)
                                                      -----------        -----------

   (J) Total Extraordinary Items       (J)            0                  2,135,801
                                                      -----------        -----------

   (K) Cash forward from prior period  (K)            1,770,455
                                                      -----------

   (L) Ending Cash Balance       (L=I+J+K)            1,498,698
                                                      -----------
   (M) Balance per Bank Statement      (M)            1,475,684
                                                      -----------
   (N) Less Outstanding Checks         (N)            (169,083)
                                                      -----------
   (O) Add Deposits in Transit         (O)            192,097
                                                      -----------
   (P) Reconciled Bank Balance {P=(M-N)+0}            1,498,698
                                                      -----------

Ending Cash Balance (L) and Reconciled Bank Balance (P) should equal.
---------------------------------------------------------------------

   * A COPY OF THE BANK STATEMENT(S) SHOULD BE ATTACHED TO THIS FORM.

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF SOUTH CAROLINA

In Re:  HomeGold, Inc.                   )
                                         )   Chapter 11
                                         )   Case Number:03-03864-WB
                                         )               -----------
                               Debtor(s) )
------------------------------------------

                        CASH DISBURSEMENTS SUMMARY REPORT
                       Calendar Month Ending May 31, 2003

Total Disbursements from Operating Account        (See Note 1) 914,785
                                                               -------

Total Disbursements from Payroll Account          (See Note 2) 228,023
                                                               -------

Total Disbursements from Tax Escrow Account       (See Note 3)
                                                               -------

Total Disbursements from any other Account        (See Note 4)
                                                               -------

Grand Total Disbursements from all Accounts                  1,142,808
                                                             ---------

NOTE 1 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

NOTE 3 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 -- Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)


                                           Department of the Treasury-Internal Revenue Service
FORM 6123
(Rev. 06-97)                                  VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-------------- -------------------------------------------------------------------------------------------------------------------
                                                 Do not attach this Notice to your Return
-------------- -------------------------------------------------------------------------------------------------------------------
                District Director, Internal revenue Service
                Attn: Chief, Special Procedures Function
-------------- -------------------------------------------------------------------------------------------------------------------
                Name of Taxpayer         SEE ATTACHED

    FROM:      -------------------------------------------------------------------------------------------------------------------
                Taxpayer Address

-------------- -------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal 238,473 tax deposit(s) (FTD) as required by the United States Bankruptcy Court
(complete sections 1 and/or 2 as appropriate):
-------------------------- -------------------------------------------------------------------------------------------------------
       SECTION 1                                    FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION

  Taxes Reported on             for the payroll period from __________ to ___________
  Form 941, Employer's
  Quarterly Federal                     Payroll date              _____________
  Tax Return
                            Gross wages paid to employees                      $ ___________

                            Income tax withheld                                $ ___________

                            Social Security (EMPLOYER'S PLUS EMPLOYEE'S
                            SHARE OF SOCIAL SECURITY TAX)                      $ ___________

                            Tax Deposited                                      $ ___________

                            Date Deposited                        _____________
-------------------------- -------------------------------------------------------------------------------------------------------

       SECTION 2                  Form 940 Federal Tax Deposit (FTD) Information

  Taxes Reported on               for the payroll period from __________ to ___________
  Form 940,Employer's
  Annual Federal            Gross wages paid to employees                      $ ___________
  Unemployment Tax
  Return                    Tax Deposited                                      $ ___________

                            Date Deposited                        _____________
-------------------------- -------------------------------------------------------------------------------------------------------
                                                         CERTIFICATION
                           (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's
Tax Guide (Publication 15)
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT METHOD                          / /   Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)                             / /   Electronic Federal Tax Payment System (EFTPS) Deposit
----------------------------------------------------------------------------------------------------------------------------------
  Amount (Form 941 Taxes)       Date of Deposit      EFTPS acknowledgment number or Form 8109 FTD received by:

-------------------------- ------------------------ ------------------------------------------------------------------------------
  Amount (Form 940 Taxes)       Date of Deposit      EFTPS acknowledgment number or Form 8109 FTD received by:

-------------------------- ------------------------ ------------------------------------------------------------------------------
  Depositor's Employer                               Name and Address of Bank
  Identification Number:
--------------------------------------------------- ------------------------------------------------------------------------------
  Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
----------------------------------------------------------------------------------------------------------------------------------
  Signed:                                                                          Date:

----------------------------------------------------------------------------------------------------------------------------------
  Name and Title
  (PRINT OR TYPE)
----------------------------------------------------------------------------------------------------------------------------------
                                                  Cat. #43099Z Form 6123 (rev. 06-97)

ID          : 59-3324910   ------------  EFTPS PAYMENT DATA  ------------
 N&A/Sfx     : 001-1        813    :     57958       813    :
 Yr/Qtr      : 03/2         PYMT NO: 228312701048917 PYMT NO:
 Disb Status : X            AMOUNT :      46,898.97  AMOUNT :
 Cutoff Date : 05/02     Int Rlse Date: 05/06/03 Ext Rlse Date: 05/06/03
 Dep Total   :      46,898.97   FICAEE:     12,862.46   FICAER:     12,862.48
 FIT         :      21,232.53   FUTA  :          0.00   EIC   :         58.50-
 Company Name: HOMEGOLD INC

     Br/Co             Deposit

    42/AEG                46,898.97


ID          : 59-3324910   ------------  EFTPS PAYMENT DATA  ------------
 N&A/Sfx     : 001-1        813    :     58429       813    :
 Yr/Qtr      : 03/2         PYMT NO: 228314101061558 PYMT NO:
 Disb Status : X            AMOUNT :      45,462.39  AMOUNT :
 Cutoff Date : 05/16     Int Rlse Date: 05/20/03 Ext Rlse Date: 05/20/03
 Dep Total   :      45,462.39   FICAEE:     11,891.98   FICAER:     11,891.94
 FIT         :      21,678.47   FUTA  :          0.00   EIC   :          0.00
 Company Name: HOMEGOLD INC

     Br/Co             Deposit

    42/AEG                45,462.39

ID          : 59-3324910   ------------  EFTPS PAYMENT DATA  ------------
 N&A/Sfx     : 001-1        813    :     58784       813    :
 Yr/Qtr      : 03/2         PYMT NO: 228315501061568 PYMT NO:
 Disb Status : X            AMOUNT :      41,975.16  AMOUNT :
 Cutoff Date : 05/30     Int Rlse Date: 06/03/03 Ext Rlse Date: 06/03/03
 Dep Total   :      41,975.16   FICAEE:     10,775.78   FICAER:     10,775.73
 FIT         :      20,423.65   FUTA  :          0.00   EIC   :          0.00
 Company Name: HOMEGOLD INC

     Br/Co             Deposit

    42/AEG                41,975.16

                               ACCOUNTS RECEIVABLE
                               AS OF May 31, 2003
                                     ------------

                         TOTAL            DATE            PAST DUE         PAST DUE
CREDITOR                  DUE           INCURRED        (31-60 DAYS)     (OVER 60 DAYS)

EMMCO, LLC             $142,782        Jan-May 2003       $68,578
Carolina Investors      $95,691        May 2003


















TOTALS THIS
PAGE                 $    238,473               0.00                  0.00
                      ------------          ------------          -------------
TOTALS ALL
PAGES                $    238,473               0.00                  0.00
                      ------------          ------------          -------------

                                                ACCOUNTS PAYABLE
                                               AS OF May 31, 2003
                                                     ------------

                                                              DATE              PAST DUE        PAST DUE
CREDITOR                                    TOTAL DUE         INCURRED          (31-60 DAYS)    (OVER 60 DAYS)
ADVANCED CLEANING SVC, INC                  600.00            05/15/03
ADVANTAGE CREDIT INTERNATIONAL              2,691.00          4/25/03-5/23/03
AMERITECH                                   792.59            4/17/03-6/15/03
ANDREA CORNELIUS                            60.23             2/7/03-4/18/03
AQUAPURE WATER SYSTEMS                      475.84            4/15/03-6/30/03
ASCOM HASLER LEASING                        237.95            5/4/03-6/23//03
AUTHORITY CHANNEL                           104.95            04/01/03
BB&T                                        1,605.34          4/1/03-5/31/03
C & S VALUATION  Trchn                      200.00            05/31/03
CAROLINA FIRE SAFETY                        430.75            05/30/03
CBC COMPANIES-R.E.S.                        285.00            4/2/03-4/22/03
CB RICHARD ELLIS, INC                       4,405.80          04/03/03
COLONIAL LIFE  & ACCIDENT                   1,351.38          2/21/03-5/30/03                   989.7    *
CONNECTICUT GENERAL LIFE INS                818.63            2/1/03-2/28/03                    818.63   *
CORPORATE SOLUTIONS CONSULTING              10,574.30         4/03-5/03
CT CORPORATION SYSTEM                       280.00            5/1/03-4/30/04    280.00  **
DELTA COUNTY REGISTER OF DEEDS              14.00             05/05/03
DIGITAL-DNS INC                             5,182.49          5/1/03-5/7/03
DOVE DATA PRODUCTS, INC                     5,071.47          4/7/03-5/5/03
ELKHART COUNTY RECORDER                     10.00             05/28/03
EMPLOYMENT RECORD SVC LLC                   316.00            5/28/03-5/30/03
FEDERAL EXPRESS                             1,737.25          4/9/03-5/23/03
FEDERAL FLOOD CERTIFICATION CORP.           18.00             5/1/03-5/31/03
FEDERMAN & PHELAN, LLP                      20.00             3/16/03-3/20/03
FNIS FLOOD SERVICES                         88.00             4/1/03-4/30/03
GUARDIAN LIFE INSURANCE                     3,197.77          5/1/03-5/30/03
IOS CAPITAL                                 17,965.47         4/28/03-6/29/03   744.42   **
IRON MOUNTAIN RECORDS                       1,538.95          4/15/03-4/30/03
ITC DELTACOM                                8,759.04          416/03-5/15/03
JOHN EFIRD                                  617.40            05/28/03
LEE S. BRADY                                750.00            05/27/03
LUKE WEBER                                  88.79             5/12/03-5/31/03
MERCER COUNTY RECORDER                      4.00              05/30/03
MOORE KIRKLAND & BEAUSTON, LLP***           19,760.25         4/30/03
NOVASTAR MORTGAGE INC                       175.80            5/12/03-5/30/03
NUVOX                                       2,316.18          5/1/03-5/31/03
PALM BEACH COUNTY CLERK                     1.00              05/28/03
PC ON CALL                                  720.80            04/04/03


TOTAL THIS PAGE                             93,266.42                           1,024.42        1,808.33
                                            ------------------------------------------------------------

                                                              DATE              PAST DUE        PAST DUE
CREDITOR                                    TOTAL DUE         INCURRED          (31-60 DAYS)    (OVER 60 DAYS)

PITNEY BOWES CREDIT CORPORATION             1,432.36          5/10/03-6/10/03
PITNEY BOWES INC                            275.84            5/5/03-5/15/03
PREMIER TECHNOLOGY GROUP                    887.70            4/25/03-5/6/03
PROCTOR                                     116,178.52        05/31/03
PROFESSIONAL BENEFITS PLANNING              1,153.00          4/1/03-5/31/03
QI EXCHANGE, LLC                            1,376.07          4/15/03-5/15/03   683.71  **
R & L CARRIERS, INC                         52.10             04/16/03
RANDOM DRUG SCREENS, INC                    364.50            4/24/03-5/29/03
RAYBURN COOPER & DURHAM***                  71,590.00         4/30/03
RICHLAND COUNTY FINANCE                     21.08             4/1/03-4/30/03
ROBINSON BARTON MCCARTHY***                 68,215.00         4/30/03
ROY PEAVEY & COMPANY                        200.00            4/4/03
SCE & G                                     935.83            5/6/03-6/6/03
SCOTT GRADY                                 185.50            5/20/03-5/28/03
SIDNEY O. NASH, III                         2,268.60          5/16/03-6/9/03
STAFFMARK, INC                              100.80            04/06/03
THE OFFICE WORKS                            9.30              05/29/03
TIFFANY GRAY                                85.78             2/7/03-5/30/03
UNISYS CORPORATION                          1,421.45          3/31/2003-5/1/03                  405.05 *
UNITED STATES POSTAL SERVICES               500.00            5/29/03-5/31/03
UPS                                         217.11            3/31/03-5/12/03   2.98     **
USA DIGITAL COMMUNICATIONS, INC             25,929.28         4/1/03-5/31/03
VERIZON                                     4,447.73          4/1/03-6/28/03
WACHOVIA BANK, NAT'L ASSOC.                 921.25            5/1/03-5/31/03
WASTE MANAGEMENT                            636.29            4/1/03-6/1/03     212.77   **
WYCHE LAW FIRM***                           76,724.50         4/30/03
XSPEDIUS                                    4,707.92          5/1/03-5/31/03

TOTAL THIS PAGE                             380,837.51                          899.46          405.05
                                            -----------------------------------------------------------

TOTAL ALL PAGES                             474,103.92                          1,923.88        2,213.38
                                            -----------------------------------------------------------

* Prepetition accounts payable approved by court to pay postpetition - to be paid in June 2003.

** Payables due prior to April 30, 2003 not previously recorded - to be paid in June 2003.

*** Payables to professionals filed on June 13, 2003, to be paid by court order after July 21, 2003. Total due per court document $248,577.09.

4550423701       PAGE

##XXH1834DPCSTM           05310304550423701
                                              Statement of Account

                                              Last statement:April 30, 2003
                                              This statement:May 31, 2003
                                              Total days in statement period: 31
                                              4550423701       031   834
                                              Page 1 of 10


HOMEGOLD INC
BANKRUPTCY NO 03-03864-B                      Direct inquiries to:     241
OPERATING ACCOUNT/DEBTORS IN POSSESSION
2340 BROAD RIVER RD SUITE B                   NBSC Lexington
COLUMBIA SC 29210-6732                        5456 Sunset Boulevard

                               Lexington SC 29072


                           Summary of Account Balance

                                   Account Number                Ending Balance

Commercial Checking                  4550423701                   $1,475,683.60

LET FREEDOM RING!

Commercial Checking                  Account Number  4550423701  241 Enclosures

Beginning balance        2,155,277.67
Deposits/Credits           502,492.81
Withdrawals/Debits       1,182,086.88
Ending balance           1,475,683.60


      Checks

      Number             Date                  Amount                 Control
      1021               05-01                  50.00          00006133827740
      1023 *             05-15                  11.00          00006240989710
      1033 *             05-29                  60.00          00006145131160
      1042 *             05-13                  45.00          00006239557870
      1067 *             05-05               2,252.28          00006135523250
      1070 *             05-02               1,016.28          00006134177920
      1072 *             05-27                 376.21          00006143653510
      1088 *             05-05               7,179.34          00006135465080
      1100 *             05-01              27,882.18          00006234285940
      1101               05-05                 250.00          00006135130950
      1102               05-05                 250.00          00006135130960
      1103               05-09                 825.00          00006237477300
      1104               05-19                 150.00          00006140781230
      1105               05-06                  15.84          00006235871500
      1107 *             05-19                  29.87          00006140893390

                                                                      4550423701

PAGE

##XXH1834DPCSTM           05310304550423701

                                                              May 31, 2003
                                                              4550423701
                                                              HOMEGOLD INC
                                                              Page 2 of 10

      Checks
      1108               05-05                 140.85          00006135556240
      1109               05-07                 502.10          00006137382340
      1110               05-23                  50.30          00006243631410
      1111               05-22                 200.00          00006142858800
      1112               05-01                  75.00          00006233905540
      1114 *             05-01                 300.00          00006234008320
      1115               05-06                  80.00          00006235175390
      1116               05-05                  83.14          00006135503930
      1120 *             05-07                  27.43          00006137356200
      1121               05-05               1,294.26          00006135256870
      1122               05-05               4,400.55          00006135173730
      1123               05-06               2,077.51          00006235374310
      1124               05-07                 397.38          00006137434970
      1125               05-07                 458.53          00006137374080
      1126               05-16                  73.00          00006140115310
      1128 *             05-01                  17.64          00006233756430
      1129               05-01                  75.00          00006234042680
      1130               05-05              11,540.03          00006135134810
      1131               05-05                 198.77          00006135173720
      1132               05-05              16,548.84          00006135451440
      1134 *             05-01               2,000.00          00006234047400
      1135               05-02               1,603.41          00006134276550
      1136               05-06                 269.49          00006235068150
      1137               05-05               1,184.00          00006135375260
      1138               05-06               2,676.00          00006235004900
      1139               05-19               2,199.77          00006241538350
      1141 *             05-12                  74.13          00006138528790
      1143 *             05-06               1,443.12          00006235166850
      1144               05-14               2,054.75          00006139298380
      1145               05-13               3,369.22          00006239559830
      1146               05-07               2,502.64          00006137257470
      1147               05-08                 522.99          00006138037900
      1148               05-05               3,600.00          00006135558040
      1149               05-08                 625.60          00006137946350
      1150               05-08                 609.96          00006137946360
      1151               05-22               1,485.00          00006142895700
      1152               05-06               3,000.00          00006235087100
      1153               05-07                 818.71          00006137158530
      1154               05-07                 859.09          00006137158520
      1155               05-08                  52.96          00006236449560
      1156               05-14                 100.57          00006139166530
      1157               05-07               2,282.21          00006137479600
      1158               05-15               1,480.96          00006240691470
      1160 *             05-21                 600.00          00006242572230
      1161               05-13               8,274.42          00006239491610
      1162               05-02              16,518.83          00006134112280
      1163               05-07              27,882.18          00006137299810

                                                                      4550423701

PAGE

##XXH1834DPCSTM           05310304550423701

                                                              May 31, 2003
                                                              4550423701
                                                              HOMEGOLD INC
                                                              Page 3 of 10


      Checks
      1165 *             05-06               7,250.00          00006235233050
      1166               05-06               7,250.00          00006235233040
      1167               05-07                 491.39          00006137436130
      1169 *             05-06                  20.00          00006235463780
      1170               05-08                  27.90          00006236584760
      1177 *             05-05              35,000.00          00006135561880
      1180 *             05-12                 211.40          00006138585110
      1181               05-08                 134.33          00006236495210
      1182               05-14                  10.47          00006139295930
      1183               05-14                 152.41          00006139295940
      1184               05-13                 725.00          00006239553730
      1185               05-13               1,363.51          00006239427530
      1187 *             05-09                 906.09          00006237466950
      1188               05-13               6,513.21          00006239427650
      1189               05-14                  13.00          00006139261620
      1195 *             05-15                  10.00          00006240609340
      1197 *             05-14                   6.00          00006139387010
      1198               05-14                   6.00          00006139224040
      1199               05-19                  10.00          00006140849830
      1200               05-23                  10.00          00006243687560
      1202 *             05-21                   7.50          00006242581740
      1203               05-14                   6.00          00006139051450
      1204               05-16                  15.00          00006140176350
      1207 *             05-13                   5.00          00006239175430
      1208               05-09                   5.00          00006237271360
      1214 *             05-23                  10.00          00006243687550
      1215               05-13                   5.00          00006239175420
      1216               05-23                   7.50          00006243677580
      1217               05-06                 980.98          00006235067060
      1218               05-13                  34.07          00006239324630
      1219               05-12                 300.00          00006138452530
      1220               05-14                  64.26          00006139166540
      1221               05-09               1,230.25          00006237159450
      1222               05-15               3,498.00          00006240684070
      1223               05-16               4,097.83          00006140106410
      1224               05-15                 174.26          00006240639180
      1225               05-14               1,037.60          00006139369680
      1228 *             05-14                  15.00          00006139299550
      1229               05-14                 342.63          00006138999800
      1230               05-14                 315.49          00006138999810
      1231               05-16               2,785.98          00006140127180
      1232               05-16               2,084.43          00006140108310
      1233               05-08                 626.84          00006236706110
      1239 *             05-22                  12.00          00006142755990
      1243 *             05-29                  25.00          00006145137080
      1245 *             05-30                  12.00          00006246061130
      1250 *             05-16                 383.50          00006139903100

                                                                      4550423701

PAGE

##XXH1834DPCSTM           05310304550423701

                                                              May 31, 2003
                                                              4550423701
                                                              HOMEGOLD INC
                                                              Page 4 of 10


      Checks
      1252 *             05-15               1,216.14          00006240501210
      1255 *             05-27                   6.00          00006143674700
      1256               05-27                   5.00          00006143321560
      1257               05-29                   9.00          00006144995590
      1260 *             05-28                  10.00          00006244946400
      1264 *             05-28                   6.00          00006244918660
      1265               05-28                  10.00          00006245045600
      1266               05-12               4,612.54          00006138701690
      1267               05-07               1,371.90          00006137304910
      1268               05-07               2,299.20          00006137289060
      1269               05-14                 325.84          00006240319930
      1270               05-19               1,598.37          00006140836170
      1272 *             05-27                  14.00          00006143573940
      1273               05-23                  29.00          00006243675960
      1276 *             05-28                  10.00          00006244946570
      1279 *             05-30                  10.00          00006245936550
      1280               05-27                  10.00          00006143719960
      1281               05-29                  10.00          00006145035890
      1283 *             05-27                   9.00          00006143673510
      1285 *             05-29                   5.00          00006144837280
      1286               05-29                  18.00          00006145141200
      1288 *             05-28                   6.00          00006245048770
      1290 *             05-29                   9.00          00006144906320
      1291               05-23                  10.00          00006243472730
      1292               05-23                   6.00          00006243600310
      1293               05-22                  10.00          00006142830290
      1294               05-23                  10.00          00006243664410
      1296 *             05-23                   7.50          00006243605230
      1297               05-23                  30.00          00006243483280
      1298               05-23                   6.00          00006243689870
      1299               05-21                   6.00          00006242654430
      1305 *             05-29                  10.00          00006145139730
      1307 *             05-27                  12.00          00006143717710
      1313 *             05-19              10,239.75          00006241578190
      1314               05-19              10,239.75          00006241578200
      1315               05-20                 633.90          00006141747700
      1316               05-09               1,433.96          00006237485370
      1317               05-27                  26.00          00006143589560
      1319 *             05-19                  35.00          00006241454120
      1321 *             05-13              12,513.89          00006239180260
      1326 *             05-23                  14.50          00006243687570
      1330 *             05-21                  12.00          00006242558860
      1332 *             05-22                  13.00          00006142900680
      1333               05-23                   7.50          00006243677590
      1337 *             05-23                  10.00          00006243674790
      1338               05-23               7,851.25          00006243607190
      1339               05-19               6,534.46          00006140841500

                                                                      4550423701

PAGE

##XXH1834DPCSTM           05310304550423701

                                                              May 31, 2003
                                                              4550423701
                                                              HOMEGOLD INC
                                                              Page 5 of 10


      Checks
      1340               05-23                 307.00          00006243394710
      1341               05-20                  85.00          00006141489320
      1342               05-20                 255.00          00006141489310
      1343               05-19               1,087.32          00006241559110
      1344               05-21               1,221.48          00006242682030
      1345               05-20               1,317.37          00006141598430
      1346               05-20               1,757.09          00006141598420
      1347               05-23                 150.00          00006243395000
      1348               05-19                 550.00          00006140724120
      1349               05-19                  36.19          00006140776900
      1350               05-15               4,530.36          00006240607680
      1352 *             05-22                 654.50          00006142888830
      1354 *             05-23                   6.00          00006243685090
      1355               05-29                  35.00          00006144938250
      1356               05-19                 150.00          00006140841190
      1357               05-19                 350.00          00006241549400
      1358               05-20                  40.36          00006141731830
      1363 *             05-29                   9.00          00006145129050
      1365 *             05-30                  14.00          00006246143840
      1367 *             05-27                   5.00          00006143344420
      1368               05-23                 764.72          00006243607710
      1370 *             05-23                   5.00          00006243499610
      1371               05-21                 375.00          00006242628010
      1373 *             05-22               2,701.48          00006142888740
      1374               05-29                  19.00          00006145141450
      1375               05-15               1,350.00          00006240612290
      1376               05-15                 136.42          00006240465770
      1377               05-15                  82.76          00006240465760
      1378               05-15                 875.00          00006240420640
      1379               05-20                 140.00          00006141771290
      1381 *             05-21                  25.00          00006242680940
      1383 *             05-22                  59.00          00006142832890
      1384               05-20                 596.00          00006141771280
      1385               05-20                 255.00          00006141771300
      1387 *             05-29                  10.00          00006145139760
      1388               05-28               1,650.00          00006245062890
      1389               05-21                 645.00          00006242673210
      1390               05-20                 500.00          00006141401970
      1391               05-22                  30.18          00006142644310
      1393 *             05-22                 225.00          00006142888820
      1394               05-20                  36.68          00006141947690
      1395               05-21                  58.30          00006242569870
      1396               05-16               3,600.00          00006140118810
      1403 *             05-28                  28.92          00006244816580
      1404               05-28               2,436.95          00006245048400
      1406 *             05-22               1,061.78          00006142649880
      1407               05-22               1,964.36          00006142878660

                                                                      4550423701

PAGE

##XXH1834DPCSTM           05310304550423701

                                                              May 31, 2003
                                                              4550423701
                                                              HOMEGOLD INC
                                                              Page 6 of 10


      Checks
      1442 *             05-20                  74.17          00006141426250
      1445 *             05-20             133,519.34          00006141458600
      1446               05-21              51,993.53          00006242461660
      1447               05-27                 104.17          00006143571370
      1448               05-28                  62.60          00006245058320
      1452 *             05-27                 118.80          00006143571380
      1453               05-27                 533.49          00006143571390
      1454               05-22                 374.07          00006142890180
      1455               05-22              10,411.81          00006142890190
      1456               05-20               1,305.13          00006141798310
      1457               05-20               1,101.52          00006141627120
      1458               05-20               1,944.30          00006141564310
      1459               05-28              17,003.61          00006244926310
      1460               05-23                 875.00          00006243469320
      1461               05-27                 588.63          00006143392130
      1462               05-27                 593.92          00006143533380
      1463               05-27                  66.43          00006143386350
      1464               05-27                  60.96          00006143650190
      1465               05-27                 281.16          00006143650180
      1466               05-27                  75.80          00006143650160
      1467               05-27                 250.19          00006143650170
      1468               05-27                 301.19          00006143386340
      1469               05-28               3,881.70          00006244551870
      1470               05-27               7,200.00          00006143685530
      1471               05-27               1,150.00          00006143682220
      1472               05-28                 233.68          00006244720130
      1521 *             05-29                 795.19          00006145096050
      1522               05-28                 739.00          00006244921100
      * Skip in check sequence

      Other Debits

Date    Transaction Type      Reference Number   Description            Amount

05-01   Wire Transfer-Out     388000501155600    BNF= ADP INC FUNDS    54,564.75
                                                 MGMT DRAWDOWN
                                                 REQUEST

05-01   Wire Transfer-Out     874000501135324                           6,805.00
05-01   Automatic Transfer    00000000000000     TRANSFER TO              344.00

                                                 DEPOSIT SYSTEM
                                                 ACCOUNT 4550422901
05-02   Automatic Transfer    00000000000000     TRANSFER TO              389.12

                                                 DEPOSIT SYSTEM
                                                 ACCOUNT 4550422901
05-05   Preauthorized Wd      26590808000632     FANNIE MAE            17,280.00
                                                 MORNET
                                                 030505 15061

                                                                      4550423701

PAGE

##XXH1834DPCSTM           05310304550423701

                                                              May 31, 2003
                                                              4550423701
                                                              HOMEGOLD INC
                                                              Page 7 of 10

          Other Debits
Date    Transaction Type      Reference Number  Description                Amount

05-06   Book Transfer Debit   50614530100000    BY CORPORATE AUTH          192.31
                                                TO # 04550342901
                                                AUTH BY: W951DSK

05-06   Automatic Transfer    00000000000000    TRANSFER TO                 40.73
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901
05-07   Deposit Return Item   00006236380570                             2,930.00

05-07   Automatic Transfer    00000000000000    TRANSFER TO                721.09
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901

05-08   Wire Transfer-Out     633000508115516   COUNTRYWIDE HOME        23,412.27
                                                LOANS MSC
                                                FRWD CUSTOMER PAYMENTS

05-08   Wire Transfer-Out     633000508115415   HOMEGOLD 401K TRUS       1,546.47
                                                T DEPT FURTHER CRE
                                                DIT PLAN 800039 ATTN:
                                                ALLIYSON NEALIS

05-08   Automatic Transfer    00000000000000    TRANSFER TO                417.79
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901

05-09   Automatic Transfer    00000000000000    TRANSFER TO                794.25
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901

05-12   Automatic Transfer    00000000000000    TRANSFER TO              1,031.32
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901

05-13   Wire Transfer-Out     388000513152412   BNF= CAROLINA INVE     105,690.69
                                                STORS DIP
                                                TRANSFER BAYVIEW FUNDS

05-13   Wire Transfer-Out     388000513151852   BNF= PITNEY BOWES        2,000.00
                                                RESERVE ACCT
                                                ACCT#14045892 HOMEGOLD INC POSTAGE

05-13   Debit Memo            00006239755270                                38.00

05-13   Book Transfer Debit   51314153600000    BY CORPORATE AUTH        1,149.78
                                                TO # 04550342901
                                                AUTH BY: W951DSK

05-13   Automatic Transfer    00000000000000    TRANSFER TO                 46.16
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901

05-14   Wire Transfer-Out     388000514101007   BNF=ADP INC FUNDS      124,520.69
                                                MGMT DRAWDOWN REQU
                                                EST REQUEST OF ADP TAX
                                                SVCS REF#42AE
                                                G8555027VV ON RTN PYMT

                                                                      4550423701

PAGE

##XXH1834DPCSTM           05310304550423701

                                                              May 31, 2003
                                                              4550423701
                                                              HOMEGOLD INC
                                                              Page 8 of 10

          Other Debits
Date    Transaction Type      Reference Number  Description                Amount

05-15   Automatic Transfer    00000000000000    TRANSFER TO             54,063.64
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901

05-19   Wire Transfer-Out     633000519145552   HOMEGOLD 401K TRUS       1,275.97
                                                T DEPARTMENT
                                                FURTHER CREDIT PLAN #800039

05-20   Preauthorized Wd      91000013483565    DELUXE BUS SYS.             88.90
                                                BUS PRODS
                                                030520 11771415

05-21   Book Transfer Debit   52107312700000    BY CORPORATE AUTH          192.37
                                                TO # 04550342901
                                                AUTH BY: W951DSK

05-22   Deposit Return Item   00006243382290                             4,437.75
05-22   Debit Memo            00006143124450                             4,506.98
05-22   Debit Memo            00006143124510                             4,461.08
05-22   Debit Memo            00006143124470                             3,235.95
05-22   Debit Memo            00006143124430                             3,163.42
05-22   Debit Memo            00006143124410                             1,369.39
05-22   Debit Memo            00006143124490                             1,181.49
05-22   Book Transfer Debit   52210150300000    BY CORPORATE AUTH        3,211.77
                                                TO # 04550342901
                                                AUTH BY: W951DSK
05-22   Automatic Transfer    00000000000000    TRANSFER TO              1,135.92
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901
05-23   Automatic Transfer    00000000000000    TRANSFER TO              3,392.44
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901
05-27   Automatic Transfer    00000000000000    TRANSFER TO                569.71
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901
05-28   Wire Transfer-Out     633000528114540   PITNEY BOWES RESER       4,000.00
                                                VE ACCOUNT
                                                NOTIFY ACT#14045892-HOMEGOLD IN POST
                                                AGE
05-28   Wire Transfer Fee     633000528153124                               12.00
05-28   Automatic Transfer    00000000000000    TRANSFER TO            116,472.77
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901
05-29   Debit Memo            00006145405930                             5,016.19
05-29   Automatic Transfer    00000000000000    TRANSFER TO             49,976.77
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901


                                                                      4550423701
PAGE

##XXH1834DPCSTM           05310304550423701

                                                              May 31, 2003
                                                              4550423701
                                                              HOMEGOLD INC
                                                              Page 9 of 10


Other Debits
Date  Transaction Type        Reference Number  Description              Amount

05-30   Wire Transfer-Out     633000530094213   HOMEGOLD 401K TRUS     1,184.83
                                                T DEPT CREDIT PLAN
                                                800039 ATTN: ALLYSON NEALIS
05-30   Book Transfer Debit   53009122200000    BY CORPORATE AUTH        903.89
                         TO # 04550342901
                         AUTH BY: W951DSK


Deposits/Other Credits
Date  Transaction Type        Reference Number  Description                Amount

05-01   Deposit               00006234324720                             4,077.09
05-01   Deposit               00006234324500                               704.31
05-02   Deposit               00006134661810                             9,734.36
05-02   Deposit               00006134654660                             6,805.00
05-05   Deposit               00006136169040                               307.00
05-06   Deposit               00006235872000                             4,129.01
05-07   Deposit               00006236191470                             9,019.42
05-07   Deposit               00006236191010                                19.62
05-08   Deposit               00006236987240                            23,361.09
05-08   Deposit               00006236987170                             6,071.50
05-08   Deposit               00006236987360                             1,891.09
05-09   Deposit               00006138289030                             8,048.66
05-09   Deposit               00006138288580                             1,791.00
05-12   Deposit               00006238540280                             2,372.10
05-13   Deposit               00006239758110                           106,923.27
05-13   Deposit               00006239756870                             1,899.77
05-13   Deposit               00006239755520                               910.00
05-14   Deposit               00006139706870                            19,636.25
05-14   Deposit               00006139706940                            13,143.55
05-14   Wire Transfer-IN      633000514161024                           12,581.10
05-14   Wire Transfer-IN      633000514161024                            1,891.39
05-14   Deposit               00006139706820                             1,845.87
05-15   Deposit               00006240995520                               363.16
05-16   Automatic Transfer    00000000000000    TRANSFER FROM            1,066.90
                                                DEPOSIT SYSTEM
                                                ACCOUNT 4550422901
05-16   Deposit               00006140437130                               300.74
05-19   Deposit               00006242046460                            12,513.80
05-19   Deposit               00006242057380                               393.29
05-20   Deposit               00006142297610                             1,655.84
05-21   Wire Transfer-IN      633000521104545                           79,297.84
05-21   Wire Transfer-IN      633000521104545                           23,778.15
05-21   Deposit               00006242947000                             8,177.65
05-21   Deposit               00006242947030                             6,425.12

                                                                      4550423701

PAGE

##XXH1834DPCSTM           05310304550423701

                                                              May 31, 2003
                                                              4550423701
                                                              HOMEGOLD INC
                                                              Page 10 of 10


Deposits/Other Credits
 Date  Transaction Type        Reference Number  Description                Amount

 05-21   Deposit               00006242946980                                26.04
 05-22   Deposit               00006143126970                               112.63
 05-23   Deposit               00006243937940                             2,056.46
 05-27   Deposit               00006244404120                               579.14
 05-28   Wire Transfer-IN      633000528153124                           55,120.34
 05-28   Deposit               00006245583170                             3,149.14
 05-29   Deposit               00006145405880                            15,000.00
 05-29   Deposit               00006145406100                            11,723.50
 05-29   Deposit               00006145408350                             3,807.30
 05-29   Deposit               00006145408400                             3,163.02
 05-30   Deposit               00006145722530                            18,407.29
 05-30   Deposit               00006145707850                             9,686.25
 05-30   Deposit               00006145707830                             6,247.47
 05-30   Deposit               00006145722580                             2,279.29

Balance Summary
 Date          Amount        Date           Amount        Date           Amount

04-30       2,155,277.67     05-12       1,912,524.77     05-22       1,575,076.87
05-01       2,067,945.50     05-13       1,880,484.86     05-23       1,563,573.62
05-02       2,064,957.22     05-14       1,800,612.31     05-27       1,551,795.10
05-05       1,964,062.16     05-15       1,733,546.93     05-28       1,463,501.35
05-06       1,942,895.19     05-16       1,721,874.83     05-29       1,441,188.02
05-07       1,908,390.38     05-19       1,700,295.47     05-30       1,475,683.60
05-08       1,911,736.95     05-20       1,558,301.55
05-09       1,916,382.06     05-21       1,620,870.17

4550422901       PAGE



##XXH1834DPCSTM           05310304550422901
                          Statement of Account

                                             Last statement:April 30, 2003
                                             This statement:May 31, 2003
                                             Total days in statement period: 31
                                             4550422901       031   834
                                             Page 1 of 4


HOMEGOLD INC
BANKRUPTCY NO 03-03864-B                     Direct inquiries to:       8
PAYROLL ACCOUNT/DEBTORS IN POSSESSION
2340 BROAD RIVER RD SUITE B                  NBSC Lexington
COLUMBIA SC 29210-6732                       5456 Sunset Boulevard
                       Lexington SC 29072


                           Summary of Account Balance

                          Account Number Ending Balance

 Commercial Checking                  4550422901                           $0.00


LET FREEDOM RING!


 Commercial Checking                  Account Number  4550422901    8
Enclosures

  Beginning balance                0.00
  Deposits/Credits           230,462.61
  Withdrawals/Debits         230,462.61
  Ending balance                   0.00



Checks

Number             Date                  Amount                 Control
1003               05-08                 417.79          00006137903190
1004               05-06                  40.73          00006235871490
1005               05-12               1,031.32          00006138564200
1007 *             05-09                 335.34          00006237488820
1008               05-07                 721.09          00006137482040
1009               05-22               1,135.92          00006142885070
1010               05-23               2,603.48          00006243604460
1011               05-27                 569.71          00006143690640
* Skip in check sequence

                                                          4550422901       PAGE
##XXH1834DPCSTM           05310304550422901

                                                     May 31, 2003
                                                     4550422901
                                                     HOMEGOLD INC
                                                     Page 2 of 4


Other Debits

Date  Transaction Type        Reference Number  Description                Amount

05-01   Preauthorized Wd      21000020325836    ADP TX/FINCL SVC           344.00
                                                ADP - TAX
                                                030501 42AEG 050218B01
05-02   Preauthorized Wd      21000023220103    ADP PAYROLL FEES           389.12
                                                ADP - FEES
                                                 030502 10AEG 0275695
05-09   Preauthorized Wd      21000022502720    ADP PAYROLL FEES           415.69
                                                ADP - FEES
                                                030509 10AEG 0554304
05-09   Preauthorized Wd      21000025402394    ADP TX/FINCL SVC            43.22
                                                ADP - TAX
                                                030509 42AEG 8460325VV
05-13   Preauthorized Wd      21000024259777    ADP TX/FINCL SVC            46.16
                                                ADP - TAX
                                                030513 42AEG 8510659VV
05-15   Wire Transfer-Out     388000515133501   BNF= ADP INC FUNDS      53,869.99
                                                MGMT REF ID# 42A
                                                EG8614245VV ON RETURN PAYMENT
05-15   Preauthorized Wd      21000026843596    ADP TX/FINCL SVC           193.65
                                                ADP - TAX
                                                030515 42AEG 051620B01
05-16   Automatic Transfer    00000000000000    TRANSFER TO              1,066.90
                                                ZERO BALANCE ACCT
                                                4550423701
05-23   Preauthorized Wd      21000025826853    ADP PAYROLL FEES           788.96
                                                ADP - FEES
                                                030523 10AEG 0879102
05-28   Wire Transfer-Out     874000528085958   DRAWDOWN REQUESTED     116,472.77
                                                BY ADP TAX SVCS
                                                REF ID# 42AEG8674291VV
05-29   Wire Transfer-Out     874000529085122   DRAWDOWN REQUESTED      49,586.16
                                                BY ADP TAX SVCS
                                                REF:42AEG8594329VV
05-29   Preauthorized Wd      21000025461796    ADP TX/FINCL SVC           390.61
                                                ADP - TAX
                                                030529 42AEG 053022B01

                                                          4550422901       PAGE

##XXH1834DPCSTM           05310304550422901

                                                     May 31, 2003
                                                     4550422901
                                                     HOMEGOLD INC
                                                     Page 3 of 4


Deposits/Other Credits

Date  Transaction Type        Reference Number  Description                Amount

05-01   Automatic Transfer    00000000000000    TRANSFER FROM              344.00
                                                ZERO BALANCE ACCT
                                                4550423701
05-02   Automatic Transfer    00000000000000    TRANSFER FROM              389.12
                                                ZERO BALANCE ACCT
                                                4550423701
05-06   Automatic Transfer    00000000000000    TRANSFER FROM               40.73
                                                ZERO BALANCE ACCT
                                                4550423701
05-07   Automatic Transfer    00000000000000    TRANSFER FROM              721.09
                                                ZERO BALANCE ACCT
                                                4550423701
05-08   Automatic Transfer    00000000000000    TRANSFER FROM              417.79
                                                ZERO BALANCE ACCT
                                                4550423701
05-09   Automatic Transfer    00000000000000    TRANSFER FROM              794.25
                                                ZERO BALANCE ACCT
                                                4550423701
05-12   Automatic Transfer    00000000000000    TRANSFER FROM            1,031.32
                                                ZERO BALANCE ACCT
                                                4550423701
05-13   Automatic Transfer    00000000000000    TRANSFER FROM               46.16
                                                ZERO BALANCE ACCT
                                                4550423701
05-15   Automatic Transfer    00000000000000    TRANSFER FROM           54,063.64
                                                ZERO BALANCE ACCT
                                                4550423701
05-16   Preauthorized Credit  21000023012145    ADP TX/FINCL SVC         1,066.90
                                                ADP - TAX
                                                030516 42AEG 8579481VV
05-22   Automatic Transfer    00000000000000    TRANSFER FROM            1,135.92
                                                ZERO BALANCE ACCT
                                                4550423701
05-23   Automatic Transfer    00000000000000    TRANSFER FROM            3,392.44
                                                ZERO BALANCE ACCT
                                                4550423701
05-27   Automatic Transfer    00000000000000    TRANSFER FROM              569.71
                                                ZERO BALANCE ACCT
                                                4550423701
05-28   Automatic Transfer    00000000000000    TRANSFER FROM          116,472.77
                                                ZERO BALANCE ACCT
                                                4550423701

                                                                      4550422901

PAGE

##XXH1834DPCSTM           05310304550422901

                                                     May 31, 2003
                                                     4550422901
                                                     HOMEGOLD INC
                                                     Page 4 of 4






Deposits/Other Credits
Date  Transaction Type        Reference Number  Description             Amount

05-29   Automatic Transfer    00000000000000    TRANSFER FROM        49,976.77
                                                ZERO BALANCE ACCT
                                                4550423701


Balance Summary
 Date             Amount     Date          Amount     Date          Amount

04-30               0.00     05-09           0.00     05-23           0.00
05-01               0.00     05-12           0.00     05-27           0.00
05-02               0.00     05-13           0.00     05-28           0.00
05-06               0.00     05-15           0.00     05-29           0.00
05-07               0.00     05-16           0.00
05-08               0.00     05-22           0.00